UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 3, 2007

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

n/a
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 6, 2007 CMS Energy Corporation ("CMS Energy") announced that CMS Enterprises Company ("Seller"), its wholly owned subsidiary, entered into an Agreement of Purchase and Sale, dated as of February 3, 2007 (the "Agreement") with the Abu Dhabi National Energy Company PJSC ("Buyer"). Pursuant to the Agreement Seller will sell CMS Generation Co. ("CMS Generation") its wholly owned subsidiary, which, following an internal reorganization will hold an indirect interest in certain independent power and water projects and plant operations and maintenance companies located in the United Arab Emirates, Morocco, Saudi Arabia, Ghana and India. The purchase price is approximately $900 million which includes the assumption of nearly $104 million in debt. A CMS Energy-issued News Release dated February 6, 2007, which is attached as Exhibit 99.1and incorporated by reference, contains additional information with respect to the transaction.

CMS Energy and Buyer's majority owner, the Abu Dhabi Water and Electricity Authority ("ADWEA"), are long-time partners. In conjunction with ADWEA, CMS Generation (in the case of one project, in conjunction with International Power Plc) developed, constructed, and operates two major independent power and water projects in the United Arab Emirates. Those facilities, Al Taweelah A2 and Shuweihat S1, are part of the sale. The other businesses included in the sale are CMS Energy’s interests in the Jorf Lasfar Energy Company in Morocco, the Jubail Energy Company in Saudi Arabia, the Takoradi International Company in Ghana, and the ST CMS Company plant in Neyveli, India. The sale does not include CMS Energy’s non-utility North American electric generating plants.

The sale is subject to the satisfaction or waiver of certain conditions to closing including, without limitation, (i) the receipt of all necessary governmental, lender and partner approvals, (ii) the making of all necessary governmental filings, and (iii) either receipt of consents relating to, or the prepayment by TAQA of debt obligations pertaining to the Jorf Lasfar project in Morocco.

The Agreement may be terminated under certain customary circumstances, including (i) by mutual consent, (ii) by either Buyer or Seller if the closing has not occurred by May 31, 2007 provided that if the closing does not occur by May 31, 2007 the term of the Agreement shall automatically extend until June 30, 2007, and (iii) by Buyer or Seller if any of the mutual conditions to the closing have become permanently incapable of fulfillment and shall not have been waived in writing by the other party.

The Agreement includes a post-closing indemnity pursuant to which Seller and Buyer shall indemnify each other for damages arising from breaches of representations and warranties and, in the case of Seller, certain other scheduled matters. The survival period is generally 24 months from the date of the Agreement, however representations and warranties with respect to environmental and tax matters survive for three years and 30 days following the applicable statute of limitations, respectively. The Agreement also provides for certain indemnity baskets and minimum claim thresholds.

The closing of the transaction is expected to occur by the end of May 2007. However, CMS Energy cannot predict with certainty whether or when the closing conditions will be satisfied or whether or when this transaction will be consummated.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the provisions of the Agreement which is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Compensation Committee of the CMS Energy Board of Directors has approved, effective February 3, 2007, the possible payment of incentive amounts to CMS Energy named executive officer Thomas W. Elward who is President and Chief Operating Officer of CMS Enterprises. These potential payments are in connection with the transactions contemplated by the Agreement (the "Generation Sale") and the divestiture of CMS Energy’s Latin American assets (the "Latin American Sale") as announced on February 1, 2007. Under the terms of the arrangement, Mr. Elward will receive $413,000 which represents one year of base salary, if the total sale proceeds from the Generation Sale and the Latin American Sale reach a pre-established threshold amount. In addition, Mr. Elward will receive 1% of his base salary for each additional $1 million received above the pre-established threshold amount. Upon the closing of the Generation Sale Mr. Elward would receive 50% of his base salary or $206,500. The remaining 50% would be paid if the Latin American Sale proceeds are above the threshold and are received on or before June 30, 2008. In the event Mr. Elward is terminated prior to June 30, 2008 and prior to the completion of the Latin American Sale, he would be entitled to receive the remaining 50% of his base salary.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1 CMS Energy Corporation News Release dated February 6, 2007
99.2 Agreement of Purchase and Sale, by and between CMS Enterprises Company and Abu Dhabi National Energy Company PJSC dated as of February 3, 2007

This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” each found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy’s and Consumers Energy Company’s (“Consumers”) Forms 10-K/A for the Year Ended December 31, 2005 and as updated in CMS Energy’s and Consumers’ Forms 10-Q for the Quarter Ended September 30, 2006 (all such “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference), that discuss important factors that could cause CMS Energy’s and Consumers’ results to differ materially from those anticipated in such statements. Because such forward-looking statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: factors relating to satisfaction of the conditions to closing the transaction, including regulatory approvals and third party approvals; general market perception of the transaction; prevailing market conditions; changes in economic and financial conditions of CMS Energy’s and Consumers’ business; uncertainties and matters beyond the control of management; and the other risks detailed in the periodic filings filed by CMS Energy or Consumers with the Securities and Exchange Commission. Neither CMS Energy nor Consumers undertakes any obligation to update these statements for revisions or changes after the date of this release.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

February 6, 2007	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

Consumers Energy Company

February 6, 2007	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	CMS Energy Corporation News Release dated February 6, 2007
99.2	Agreement of Purchase and Sale, by and between CMS Enterprises Company and Abu Dhabi National Energy Company PJSC dated as of February 3, 2007